Exhibit 10.8

Warrant Agreement between the Registrant and Bruce Bertman, dated October 15, 2001.

THIS WARRANT AND THE SHARES OF COMMON STOCK PURCHASESABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDERM SAID ACT AND STATE SECURITIES LAWS REALTING TO SUCH SECURITIES OR AN OPINION OF COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

              Right to Purchase 3,000,000 Shares of Common Stock of
                              A1 Internet.com, Inc.
                  (subject to adjustment as provided herein).

                          COMMON STOCK PURCHASE WARRANT

             Void after 5:00 p.m. New York Time on October 15, 2006

                                October 15, 2001

     AI INTERNET.COM, INC., a corporation organized under the laws of the State of Nevada (the "Company"), hereby certifies that, for value received, Bruce Bertman, or registered assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time after the date hereof and before 5:00 p.m., New York time on October 15, 2006 (the "Expiration Date"), up to Three Million (3,000,000) fully paid and nonassessable shares of Warrant Stock (as herein defined), $.001 par value per share, of the Company, at a purchase price per share equal to $.03 (such purchase price per share as adjusted from time to time as herein provided is referred herein as the "Premium Price"). The number and character of such shares of Warrant Stock and Purchase Price are subject to adjustment as provided herein. This Warrant is non-redeemable.

     As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

          (i) The term Company shall include A1 INTERNET.COM, INC. and any corporation, which shall succeed or assume the obligation of such company hereunder.

          (ii) The term "Common Stock" includes (i) the Company's Common Stock, $.001 par value per share, as authorized on the date of the Agreement, and (ii) any other securities into which or for which any of the securities described in (i) hereof, may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

          (iii) The term "Fair Market Value" shall have the meaning assigned to such term in Section 1.5.

          (iv) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the Holder at any time shall be entitled to receive, or shall have received, upon exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or


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
     Other  Securities  pursuant  to  Section  5  or  otherwise.

          (v) The term "Spread Value" shall mean (i) the number of shares exercised at a given time multiplied by the Fair Market Value of one share of Common Stock, less (ii) aggregate applicable Purchase Price.

          (vi) The term "Warrant Stock" means, collectively, the shares of Common Stock issued or issuable and Other Securities owned or to be owned upon exercise of this Warrant and all other warrants in substantially the same form as this Warrant issued to Holder or thereafter to its Transferees (as hereinafter defined).

     1.   Exercise  of  Warrant.
          ---------------------

          1.1.     NUMBER OF SHARES ISSUABLE UPON EXERCISE.  The Holder shall be
                   ---------------------------------------
entitled to receive, upon exercise of this Warrant in whole in accordance with the terms of subsection 1.2 or upon exercise of this Warrant in part in accordance with subsection 1.3, shares of Warrant Stock, subject to adjustment pursuant to Section 5.

          1.2.     FULL  EXERCISE.  This Warrant may be exercised in full by the
                   --------------
Holder by surrender of this Warrant, with the form of subscription attached as Exhibit A hereto (the "Subscription Form") duly executed by the Holder, to the Company at its principal office, accompanied by payment either (a) in cash or by personal, certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Warrant Stock for which this Warrant is then exercisable by the Purchase Price then in effect or,
(b) in accordance with Section 1.4 below, or (c) the surrender to the Company of Common Stock of the Company having an aggregate Fair Market Value (as hereinafter defined) equal to the aggregate Purchase Price of the shares of Warrant Stock being purchased upon such exercise.

          1.3.    PARTIAL  EXERCISE.  This Warrant may be exercised in part (but
                  -----------------
not for a fractional share) on an unlimited number of occasions by surrender of this Warrant in the manner and the place provided in subsection 1.2 except that the amount payable by the Holder on such partial exercise shall be the amounts obtained by multiplying (a) the number of shares of Warrant Stock designate by the Holder in the Subscription Form by (b) the Purchase Price then in effect. The method of payment shall be as permitted in Section 1.2. On any such partial exercise, the Company, at its expense, will forthwith issue and deliver to or upon the order of the Holder, a new Warrant of like tenor, in the name of the Holder hereof or as the Holder (upon payment such Holder of any applicable transfer taxes), may request subject to compliance with applicable securities laws, representing the number of shares of Warrant Stock for which such Warrant may still be exercised.

          1.4.     CASHLESS EXERCISE.  At the option of the Holder, this Warrant
                   -----------------
may be exercised at nay time or from time to time, in one of the following "cashless exercise" transactions:

          (a) The Holder shall have the right to exercise, in whole or in part, the Warrants (the "Exercise Right") at any time prior to the


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
     Expiration Date, into shares of Common Stock in accordance with the provisions of this paragraph by the Holder tendering the Company written notice of exercise together with advice of the delivery of an order to a broker to sell part or all of the shares of Common Stock underlying the Warrants, subject to such exercise notice and irrevocable order to, and an irrevocable commitment by, such broker to deliver to the Company (or its transfer agents) sufficient proceeds from sale of such shares to pay aggregate Purchase Price of such Warrants and any withholding taxes. All documentation and procedures to be followed in connection with such "cashless exercise" shall be approved in advance by the Company, which approval shall expeditiously provided and not unreasonable withheld; or

          (b) Upon written notice of exercise from the Holder to the Company that the Holder is exercising this Warrant in whole or in part and as consideration of such exercise is authorizing the Company to withhold from issuance a number of shares of Common Stock issuable upon exercise of this Warrant, the Company shall deliver to the Holder (without payment by the Holder of the aggregate Purchase Price) that number of shares of Common Stock having an aggregate Fair Market Value equal to the quotient obtained by dividing (x) the Spread Value by (y) the Fair Market Value of one share of Common Stock immediately prior to the exercise of the Exercise Right. The shares withheld by the Company shall no longer be issuable under this Warrant. The number of shares to be withheld by the Company shall be equal to the amount of shares that would have been purchased pursuant to the notice of exercise less the number of shares issued to the Holder in such exercise pursuant to the notice of exercise less the number of shares issued to the Holder in such exercise pursuant tot he above computation.

          1.5.     FAIR  MARKET  VALUE.  Fair Market Value of a share of Warrant
                   -------------------
Stock as of a particular date (the "Determination Date") shall mean:

          (a) If the Warrant Stock is traded on an exchange or is quoted on the Nasdaq National Market or the Nasdaq SmallCap Market ("Nasdaq"), then the average of the bid and ask prices, respectively, reported for he five trading days immediately preceding the Determination Date.

          (b) If the Warrant Stock is not traded on an exchange or on Nasdaq but is traded in the over-the-counter market or other similar organization (including OTC Bulletin Board), then the average of the closing bid and ask prices reported for the five trading days immediately preceding the Determination Date.

          (c) If the Warrant Stock is not traded as provided above, then the price determined in good faith by the Board of Directors of the Company, provided that (1) the basis or bases of each such determination shall be set forth in the corporate records of the Company pertaining to meetings and other actions of such board, and (2) such records are available to the Holder for inspection during normal business hours of the Company upon the giving of reasonable prior notice.

          1.6.     COMPANY  ACKNOWLEDGMENT. The Company will, at the time of the
                   -----------------------
exercise of this Warrant, upon the request of the Holder acknowledge in writing its continuing obligation to afford to the Holder any rights which the Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to the Holder any such rights.

          1.7.     TRUSTEE  FOR  WARRANT HOLDERS.  In the event that a bank or a
                   -----------------------------
trust company shall have been appointed as trustee for the Holder pursuant to subsection 4.2, such bank or trust company shall have all the powers and duties of a warrant agent appointed pursuant to Section 11 and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this Section 1.

     2.     DELIVERY  OF  STOCK  CERTIFICATED,  ETC.  ON  EXERCISE.  The Company
            ------------------------------------------------------
agrees that the shares of Warrant Stock purchased upon exercise of this Warrant shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within three business days thereafter, the Company at its expense (including the payment but it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, or as the Holder (upon payment by such Holder of any applicable transfer taxes) may direct, subject to compliance with applicable securities laws, a certificate or certificates for the number of duly authorized and validly issued, fully paid and nonassessable shares of Warrant Stock to which the Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which the Holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share, together with any Other Securities and property (including cash, where applicable) to which the Holder is entitled upon such exercise.

     3.     ADJUSTMENT  FOR  DIVIDENDS  IN  OTHER  STOCK,  PROPERTY,  ETC.
            --------------------------------------------------------------
RECLASSIFICATION,  ETC.  In  case  at  any time from time to time, the Holder of
----------------------
securities then comprising Warrant Stock shall have received, or (on or after the record date fixed for the determination of stockholders eligible to receive) shall be become entitled to receive, without payment therefore.

          (a) additional Common Stock or Other Securities or property (other than cash) by way of dividend, or

          (b)     any  cash  (excluding  cash  dividends),  or

          (c) additional Common Stock or Other Securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of share or similar corporate rearrangement, other than additional shares of Warrant Stock issued as a Stock dividend or in a stock split (adjustments in respect of which an provided for in Section 5);

          then and in each such case the Holder, on the exercise hereof as provided in Section 1. shall be entitled to receive the amount of Common Stock and Other Securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 3) which the Holder would hold on the date of such exercise if on the date hereof the Holder


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
     had been the holder of record of the number of shares of Warrant Stock called for on the face of this Warrant and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such additional Common Stock and Other Securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 3} receivable by the Holder as aforesaid during such period, giving effect to all adjustments called for during such period by Section 4 and 5.

     4.   ADJUSTMENT  FOR  REORGANIZATION.  CONSOLIDATION.  MERGER  ETC.
          --------------------------------------------------------------

          4.1.     REORGANIZATION,  CONSOLIDATION,  MERGER,  ETC. In case at any
                   ---------------------------------------------
time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the Holder, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Warrant Stock issuable on such exercise prior to such consummation or such effective date, the Common Stock and Other Securities and property (including cash) to which the Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if the Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 3 and 5.

          4.2.     DISSOLUTION.  In  the event of any dissolution of the Company
                   -----------
following the transfer of all or substantially all of its properties or assets in a transaction contemplated by Section 4.1(c), the Company, simultaneously with such dissolution, shall distribute or cause to be distributed to the Holder the Common Stock and Other Securities and property (including cash, where applicable) which would be receivable by the Holder if the Holder had exercised its Warrant in full immediately prior to such dissolution, less an amount of Common Stock, Other Securities, property and cash with a value equal to the Purchase Price.

          4.3.     CONTINUATION  OF  TERMS.  Upon  any  reorganization,
                   ------------------------
consolidation, merger or transfer referred to in this Section 4. this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of Common Stock and Other Securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger, as the case may be, and shall be binding upon the issuer of any such Common Stock or Other Securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided herein.

     5.   OTHER  ADJUSTMENTS.
          -------------------

          5.1     EXTRAORDINARY  EVENTS  REGARDING  WARRANT  STOCK. In the event
                  ------------------------------------------------
that the Company shall (a) issue additional shares of the Warrant Stock as a dividend or other distribution on outstanding Warrant Stock, (b) subdivide its outstanding shares of Warrant Stock, or (c) combine its outstanding shares of Warrant Stock into a smaller number of shares of Warrant Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Warrant Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Warrant Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 5. The number of shares of Warrant Stock that the Holder shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be increased or decreased to a number determined by multiplying the number of shares of Warrant Stock that would otherwise (but for the provisions of this Section 5.1) be issuable upon such exercise by a traction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section 5.1) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise.

          5.2     ADJUSTMENT  FOR  SALE  OF  ADDITIONAL  SHARES.
                  ---------------------------------------------

               (a) If the Company shall alter the date hereof issue any additional shares of Common Stock of any class at a price per share less than, the Purchase Price in effect immediately prior to such issuance or sale, then in each such case the Purchase Price shall be reduced to an amount determined by multiplying the Purchase Price by a fraction;

               (i) the numerator of which shall be (x) the number of shares of Common Stock of all classes outstanding (excluding treasury shares but including Warrants, options and convertible securities, on an as-if exercised or converted basis) immediately prior to the issuance of such additional shares of Common Stock plus (y) the number of shares of Common Stock which the Net Aggregate Consideration Per Share received by the Company for the total number of such additional shares of Common Stock so issued would purchase at the Purchase Price (prior to adjustment), and

               (ii) the denominator of which shall be (x) the number of shares of Common Stock of all classes outstanding (excluding treasury shares but including Warrants, options and convertible securities, on an as-if exercised or converted basis) immediately prior to the issuance of such additional shares of Common Stock plus (y) the number of such additional shares of Common Stock so issued.

          For purposes of this paragraph 5.2, if a part or all of the consideration received by the Company in connection with the issuance of shares of the Common Stock at the issuance of any of the securities described in paragraph (b) below of this paragraph 5.2 consists of property other than cash, such consideration shall be deemed to have the same value as is recorded on the books of the Company with respect to receipt of such property so long as such, recorded value was determined in good faith by the Company's Board of Directors, and shall otherwise be deemed to have a value equal to its fair market value.


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
               (b) For the purpose of this paragraph, 5.2, the issuance of any warrants, options or other subscription or purchase rights with respect to shares of Common Stock of any class and the issuance of any securities convertible into shares of Common Stock of any class (or the issuance of any warrants, options or any rights with. respect to such convertible securities) shall be deemed an issuance at such time of such Common Stock if the Net Consideration Per Share which may be received by the Company for such Common Stock (as hereinafter determined) shall be less than the Purchase Price at the time of such issuance and, except as hereinafter provided, an adjustment in the Purchase Price shall be made upon each such issuance in the manner provided in paragraph (a) of this paragraph 5.2 as if such Common Stock were issued at such Net Consideration Per Share. No adjustment of the Purchase Price shall be made under this paragraph 5.2 upon the issuance of any additional shares of Common Stock which are issued pursuant to the exercise of any warrants, options or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights or in any convertible securities if any adjustment shall previously have been made upon the issuance of such warrants, options or other rights. Any adjustment of the Purchase Price with respect to this paragraph (b) of this paragraph 5.2 shall be disregarded if, as and when the rights to acquire shares of Common Stock upon exercise or conversion of the warrants, options, rights or convertible securities which gave rise to such adjustment expire or are canceled without having been exercised, so that the Purchase Price effective immediately upon such cancellation or expiration shall be equal to the Purchase Price in effect immediately prior to the time of the issuance of the expired or canceled warrants, options, rights or convertible securities, with such additional adjustments as would have been made to that Purchase Price had the expired or canceled warrants, options, rights or convertible securities not been issued. In the event that the terms of any warrant options, other subscription or purchase rights or convertible securities previously issued by the Company are changed (whether by their terms or for any other reason) as to change the Net Consideration Per Share payable with respect thereto (whether or not the issuance of such warrants, options, rights or convertible securities originally gave rise to an adjustment of the Purchase Price), the Purchase Price shall be recomputed as of the date of such change, so that the Purchase Price effective immediately upon such change shall be equal to the Purchase Price in effect at the time of the issuance of the warrants, options, rights or convertible securities subject to such change, adjusted for the issuance thereof in accordance with the terms thereof after giving effect to Such change, and with such additional adjustments as would have been made to that Purchase Price had the warrants, options, rights or convertible securities been issued on such changed terms. For purposes of this paragraph (b), the Net Consideration Per Share which may be received by (the Company shall be determined as follows:

               (i) The Net Consideration Per Share shall mean the amount equal to the total amount of consideration, if any, received by the Company for the issuance of such warrants, options, rights or convertible securities, plus the minimum amount of consideration, if any, payable to the Company upon exercise or conversion thereof, divided by the aggregate number of shares of Common Stock that would be issued if all such warrants, options, subscriptions, or other purchase rights or convertible securities were exercised or converted at such net consideration per share.

               (ii) The Net Consideration Per Share which may be received by the Company shall be determined in each instance as of the date of issuance of


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
     warrants, options, rights or convertible securities without giving effect to any possible future price adjustments or rate adjustments which may be applicable with respect to such warrants, options, rights or convertible securities and which are contingent upon future events provided that in the case of an adjustment to be made as a result of a change in terms of such warrants, options, rights or convertible securities, the Net Consideration Per Share shall be determined as of the elate of such change.

          5.3     EXCEPTIONS.
                  ----------

          Notwithstanding any term or provision of this Section 5 to the contrary, no adjustment to the Purchase Price of the Warrants will he made, upon the issuance of the securities to employees upon exercise of employee stock options, upon conversion of Series A Preferred Stock are upon issuance of securities in connection with acquisitions.

     6.     CERTIFICATE  AS  TO  ADJUSTMENTS.  In each case of any adjustment or
            --------------------------------
readjustment in the shares of Warrant Stock issuable upon exercise of the Warrants, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement, as applicable, of (a) the consideration received or receivable by the Company for any additional shares of Warrant, Stock issued or sold or deemed to have been issued or sold, (b) the number of shares of Warrant Stock outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Warrant Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the registered Holder at such Holder's last address as it appears on the books of the Company.

     7.     RESERVATION  OF  STOCK,  ETC.  ISSUABLE  ON EXERCISE OF WARRANT. The
            ---------------------------------------------------------------
Company will at all times reserve and keep available, solely for issuance and delivery upon exercise of this Warrant, such number of shares of Warrant Stock as are issuable from time to time upon the exercise of this Warrant.

     8.     ASSIGNMENT;  EXCHANGE  OF  WARRANT.  Subject  to  compliance  with
            ----------------------------------
applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by the Holder (the "Transferor") with respect to any or all of the shares of Warrant Stock underlying this Warrant. On the surrender for exchange of this Warrant, with the Transferor's endorsement in the form of Exhibit B attached hereto (the "Transferor Endorsement Form"), to the Company, the Company at its expense (but with payment by the Transferor of any applicable transfer taxes) will issue and deliver to or on the order of the Transferor thereof a new Warrant or Warrants of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a Transferee"), calling in the aggregate on the face or faces thereof fur the number of shares of Warrant Stock called for on the face or faces of the Warrant so surrendered by the Transferor. Each Transferee shall be entitled (pro rata according to the number of shares of Warrant Stock issuable under the Transferee's new Warrant) to those benefits accruing to the Transferor under this Warrant prior to the date of issue of such new Warrant or Warrants.

     9.   REGISTRATION RIGHTS; INDEMNIFICATION.
          ------------------------------------

          9.1.     REGISTRATION  RIGHTS.
                   --------------------

          (a) The Holders of this Warrant shall have unlimited "piggy back" registration rights. During the period prior to the Expiration Date, the Company shall advise the Holder or its transferee, by written notice at least 30 days prior to the filing of any registration statement or post-effective amendment thereto under the Act covering any securities of the Company, for its own account or for the account of others (other than a registration statement on Form S-4 or S-8 or any successor forms thereto), and will, upon the request of the Holder, include in any such post-effective amendment or registration statement, such information as may be required to permit a public offering of, all or any of the Warrant Stock (the "Registrable Securities"). The Company shall supply prospectuses and such other documents as the Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities, use its reasonable efforts to register and qualify any of the Registrable Securities for sale in such states as such Holder designates, provided that the Company shall not be required to qualify as a foreign corporation or a dealer in securities or execute a general consent to service of process in any jurisdiction in any action, and do any and all other acts and things which may be reasonably necessary or desirable to enable such Holders to consummate the public sale or other disposition of the Registrable Securities (it being understood mat the Company, in its sole discretion, has the right not to request acceleration of effectiveness of any such registration statement), and furnish indemnification in the manner provided in Section 9.4 hereof. The Holder shall furnish information and indemnification as set forth in Section 9.4 except that the maximum amount which may be recovered from the Holder shall be limited to the amount of proceeds received by the Holder from the sale of the Registrable Securities. The Company shall use its best efforts to cause the managing underwriter or underwriter of a proposed underwritten offering to permit the holders of Registrable Securities requested to be included in the registration statement. Notwithstanding the foregoing, if the managing underwriter or underwriters of such offering advises the Company or the holders of Registrable Securities that the total amount of securities which they intend to include in such offering is such as to materially and adversely affect the success of such offering, then the amount of securities to be offered for the accounts of holders of Registrable Securities shall be eliminated, reduced, of limited to the extent necessary to reduce the total amount of securities to be included in such offering to the amount, if any, recommended by such managing underwriter or underwriters and shall be subject to (i) the number of securities which the Company proposes to offer and sell for its own account in such offering and (ii) any other registration rights granted to other shareholders or securityholders of the Company that are in effect on the date thereof (any such reduction or limitation in the total amount of Registrable Securities to be included, in such offering to be borne by the holders of Registrable Securities proposed to be included therein pro rata). The Holder shall not be obligated to agree to any underwriter lockup if it chooses not to exercise its registration rights.

     The Company will use its best efforts to maintain such registration statement or post-effective amendment current, under the Act for a period of 180 days from the effective date thereof.

          (b) If the Holder shall give notice to the Company at any time during the period prior to the Expiration Date, to the effect that such Holder desires to register under the Act, the Registrable Securities, then the Company will promptly, but no later than 60 days after receipt of such notice, file a new registration statement pursuant to the Act, to the end that the Registrable Securities may be publicly sold under the Act as promptly as practicable thereafter and the Company will use its best efforts to cause such registration to become and remain effective for a period of 180 days (including the taking of such steps as are reasonably necessary to obtain the removal of any stop order); provided that such holder shall furnish the Company with appropriate information in connection therewith as the Company may reasonably request in writing. The Holder may, at its option, request the filing of a new registration statement under the Act with respect to the Registrable Securities on one occasion during the term of this Warrant. The Holder may at its option request the registration of any of the Registrable Securities in a registration statement made by the Company as contemplated by Section 9.1(a) or in connection with a request made pursuant to this Section 9.1(b) prior to acquisition of the Common Stock issuable upon exercise of the Warrant and even though the Holder has not given notice of exercise of the Warrant.

          The Company shall supply prospectuses, and such other documents as the Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities, use its best efforts to register and qualify any of the Registrable Securities for sale in such states as such holder designates, provided that the Company shall not be required to qualify as a foreign corporation or a dealer in securities or execute a general consent to service of process in any jurisdiction in any action, and furnish indemnification in the manner provided in Section 9.4 hereof.

          The demand registration rights granted hereunder shall expire on the date such Registrable Securities have been sold or the date such shares may be sold pursuant to Rule 144 without volume limitations.

          For purposes of this Section 9.1(b), the term Holder shall mean the Holders of a majority of the Warrants issued on the date hereof (in connection with the transaction giving rise to the issuance of the Warrants).

     9.2.     INTENTIONALLY  OMITTED.
              ----------------------

     9.3.     EXPENSES.  All  expenses incurred by the Company in complying with
              --------
this Section 9, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars and costs of insurance are called "Registration Expenses." All underwriting discounts and selling commissions applicable to the sale of Warrant Stock, including any fees and disbursements of any special counsel to the Holder, are called "Selling Expenses."

          The Company will pay all Registration Expenses in connection with the registration statements filed under this Section 9. All Selling Expenses in connection with each registration statement under this Section 9 shall be borne by the Holder in proportion to the number of shares sold by the Holder relative to the number of shares sold under such registration statement or as all sellers thereunder may agree.

     9.4.  INDEMNIFICATION  AND  CONTRIBUTION.
           ----------------------------------

          (a) In the event of a registration of any Warrant Stock under the Securities Act pursuant to this Section 9, the Company will indemnify and hold harmless the Holder and its officers, directors, employees, counsel and each underwriter, if any, of such Warrant Stock thereunder and each other person, if any, who controls such Holder or underwriter within the meaning of the Securities Act, from and against any losses, claims, damages or liabilities, joint or several, to which the Holder, or such underwriter or other indemnified person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Warrant Stock was registered under the Securities Act pursuant to this Section 9, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Holder, each such underwriter and each such other indemnified person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action;  provided,  however,  that  the  Company  will not be liable to the
              --------   ------
     provider of information giving rise to any claim in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Holder, the underwriter or any such other indemnified person about itself in writing specifically for use in such registration statement or prospectus; provided further that the indemnity with respect to any preliminary prospectus shall not be applicable on account of any losses, claims, damages, liabilities or litigation arising from the sale of such securities to any person if the misstatement of omission was corrected in the final prospectus related thereto but such final prospectus was not delivered by the Holder to such person at or prior to the sale or securities.

          (b) In the event of a registration of any of the Warrant Stock under the Securities Act pursuant to Section 9, the Holder will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, from and against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue settlement of any material fact contained in the registration statement under which such Warrant Stock was registered under the Securities Act pursuant to this Section 9, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided; however, that
                                                         --------  -------
     the Holder will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Holder, as such, furnished in writing to the Company by such Holder specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of the Holder hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the Warrant Stock sold by the Holder under such registration statement bears in the total public offering price of all securities sold thereunder, but not in any event to exceed the proceeds received by the Holder from the sale of Warrant Stock covered by such registration statement.

          (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this
     Section 9.4(c) and shall only relieve it from any liability which it may have to such indemnified partly under this Section 9.4(c) if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying patty of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 9.4(c) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, if the
                                            --------   -------
     defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party or if the indemnifying party shall not have assumed or undertaken the defense of such action with counsel reasonably satisfactory to such indemnified party, the indemnified party shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of one such separate counsel and other expenses, related to such participation to be reimbursed by the Indemnifying parry as incurred.

          (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) the Holder, or any controlling person of the Holder, makes a claim for indemnification pursuant to this Section 9.4 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 9.4 provides for indemnification in such cases, or (ii) contribution under the Securities Act may be required on the part of the Holder or controlling person of the Holder in circumstances for which indemnification is provided under this
     Section 9.4; then, and in each such case, the Company and the Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be Subject (after contribution from others) in such proportion so that the Holder is responsible for the portion represented by the percentage that the public offering price of its securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) the Holder will not be required to contribute any amount in excess of the proceeds received by such Holder from the sale of all such securities offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

     10.     REPLACEMENT  OF  WARRANT.  On  receipt  of  evidence  reasonably
             ------------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof a new Warrant of like tenor.

     11.     WARRANT  AGENT.  The  Company may, by written notice to each Holder
             --------------
of the Warrant, appoint an agent for the purpose of issuing Warrant Stock (or Other Securities) upon exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 8, and replacing this Warrant pursuant to Section 10, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

     12.     TRANSFER ON THE COMPANY'S BOOKS.  Until this Warrant is transferred
             -------------------------------
on the books of the Company, the Company may treat the registered Holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

     13.     NOTICES,  ETC.  All  notices  and  other  communications  from  the
             -------------

Company to the Holder shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by the Holder or, until the Holder furnishes to the Company an address, then to, and at the address of, the last Holder of this Warrant who has so furnished an address to the Company. Notices shall be deemed given 48 hours after mailing.

     14.     MISCELLANEOUS.  This  Warrant  and  any term hereof may he changed,
             -------------
waived, discharged or terminated, only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of Nevada. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

     IN WITNESS WHEREOF, the Company has executed this Warrant under seal as of the date first written above.


                                 A1 INTERNET.COM, INC.


                                 By:  /s/  Karla J. Arnot
                                      ---------------------------
                                 Name: Karla J. Arnot
                                 Title: VP Admin - Ast Corp. Sec.

                          COMMON STOCK PURCHASE WARRANT
                          -----------------------------


                  THIS WARRANT REPRESENTS THE RIGHT TO PURCHASE
                 UP TO 3,000,0000 SHARES OF THE COMMON STOCK OF

                              A1 INTERNET.COM INC.


FOR VALUE RECEIVED, A1 INTERNET.COM INC., a Nevada corporation, (the company), promises to sell and deliver to Bruce Bertman, 3,000,0000 shares of the Common Stock, of par value $ 0.001, of the Company, shares upon the payment by the Holder to the Company of the Exercise Price as set out below, in U.S. Funds and which will be accepted subject to collection. This Warrant is issued on this 15th day of October 2001.

The Exercise Price is as follows:

           $ .03 per share

                          TRANSFER RESTRICTION NOTICE.

This Warrant, and the securities issuable upon its exercise (in whole or part) have not been registered under the Securities Act of 1933, as amended (the Act), nor the securities laws of any other jurisdiction, and may not be sold, transferred or otherwise disposed of unless:

i) an appropriate S.R.C. Registration Statement covering the Warrants and their underlying securities is in effect; or

ii) Company counsel is satisfied that such registration is not then required and that this Warrant and the underlying securities may be sold, transferred or otherwise disposed of in the manner contemplated without registration under the Act.

Holder Of Record
----------------

Bruce Bertman
19200 Autumn Maple Lane
Gaithersburg, MD 20879
SS# ###-##-####

1. WARRANT EXERCISE
   ----------------

The Holder shall be entitled to purchase up to 3,000,000 shares the Common Stock of the Issuer, at any time from the date of this agreement, until the Expiration Date.

To exercise this Warrant, in whole or in part, the Holder shall tender payment in U.S. funds, to the Company of the Exercise Price per share, multiplied by the number of shares bring purchased, with a properly completed Form Of Exercise, together with this Original Warrant Agreement.

If exercise is for loss than the aforesaid shares, the Company shall issue a new Warrant to the Holder, covering the unexercised shares, upon the same terms and conditions hereof.

2.     DEMAND REGISTRATION.
       -------------------

At any time prior to the Expiration Date, the holders of a majority of the aggregate securities issuable upon the exercise of this Warrant and all other such Warrants which have been issued by the Company as part of the same transaction for which this Warrant has been issued, may by written notice to the Company, request that the Company cause a registration statement covering the Warrant(s) and the underlying shares be filed with the Securities And Exchange Commission, (S.E.C.) as expeditiously as possible after such notice. The Company shall use its best efforts to cause such filing, and shall bear all of the reasonable cost and expenses to file such registration statement with the S.E.C, and all applicable BLUE Sky filings.

The Company shall not be obligated to file a registration statement with the S.E.C. at a time when it would require a special financial audit he undertaken to furnish the appropriate financial statements for such registration statement.

In lieu of a registration statement with the S.E.C., upon the Holders demand for registration, the Company may at its option, repurchase the remaining warrants from the Holders. In such case, the purchase price shall be that price. Per share, which is equal to the average closing bid price for the 30 days immediately preceding the demand for registration, minus the Exercise Price. The Holder has no right to request that the Company take this course of action in lieu of registration. This repurchase is strictly optional and the Company may only consider this course of action if its working capital requirements allows for the expenditure of the funds necessary to accomplish this repurchase option.

The Holder shall cooperate fully with the Company by providing all necessary and relevant information required to effectuate a registration statement.

3.  PIGGYBACK REGISTRATION
    ----------------------

At any time prior to the Expiration Date, should the Company file a new registration statement under the Act covering any securities to be issued by the Company, (other than a registration statement on Form S-8 or S-20 or any Form which does not include substantially the same information as would he required for the general registration of securities) the Company shall give prompt written notice to the Holder, offering to include in such registration statement any of the Warrants and underlying shares hereof The Company shall bear all of the reasonable cost of such filings. The Holder must notify the Company within twenty days of receipt of the aforesaid notice of his/her intention to participate in this registration.

The Holder shall cooperate fully with the Company in the preparation of such registration statement by furnishing information required for such filings. All piggyback registration rights terminate on the Expiration Date.

4.  STOCKHOLDER RIGHTS
    ------------------

By virtue of this Warrant, the Holder hereof is not entitled to any legal or equitable rights, including voting rights, as a shareholder in the Company.

5.  ANTI-DILUTION PROVISIONS
    ------------------------

The number of shares underlying this Warrant may he proportionately increased in the event that the Company causes to be more shares as a stock dividend or other such reclassification, or conversely, proportionately decreased if a reverse split or other such reclassification is declared. In the event that the Company grants shareholders the right to purchase additional shares from the proceeds of a cash dividend, such event shall be treated as a stock dividend as relates to the Holder's Anti-dilutive rights.

6.  SUCCESSOR CORPORATION
    ---------------------

All rights granted to the Holder hereof shall survive any merger, consolidation, or other business combination of the Company with another (successor) entity. The Holder shall have the same anti-dilutive rights in such case, in the securities of the new entity.

7.     EXERCISE PRICE ADJUSTMENTS
       --------------------------

Upon the occurrence of each event requiring an adjustment in the Exercise Price, or the number of underlying shares, the Company shall give prompt written notice, setting forth the computation used to arrive at the adjusted price or number of underlying shares. The Company's Chief Financial Officer or the

Company's accountants shall make the computations. Such computations shall be conclusive and binding upon the Holder unless written objection is given to the Company, within fourteen days from the date of the Company's initial notice.

8.  DISSOLUTION OR LIQUIDATION OF THE COMPANY
    -----------------------------------------

In the event that the Company is dissolved, or otherwise liquidates a substantial portion (i.e. 60% or more) of its assets with the intent to make a distribution to shareholders of the proceeds there from (including the sale of assets of a wholly-owned subsidiary) the Holder shall be entitled, after proper exercise of the Warrants, in Whole or in part, to participate in the distribution on the same terms and conditions as are all of the other shareholders.

In such event, the Company shall give 30 days written notice to the Holder. Failure of the Holder to exercise within 30 days from the date of the Company's notice shall cause all such rights in the Warrants to terminate. The Company may finalize the intended transaction but it may not make any shareholder distribution during the 30-day notice period.

9.  NON-ADJUSTMENT EVENTS
    ---------------------

It is acknowledged and agreed that no price or quantity adjustment shall be required in the event that the Company issues shares of its common stock: a) upon the exercise of Warrants or options granted previously to the date hereof:
b) pursuant to any stock option plan or employee benefit plan: or c) for any purpose in connection with debt or equity offerings.

10.     AVAILABLE SHARES
        ----------------

The Company agrees to reserve and keep available out of its authorized, and issued capital shares, sufficient shares to cover the exercise of all of the shares covered by this Warrant Agreement. Further, that upon issuance, such shares shall be validly issued, fully paid and non-assessable.

11.     MISCELLANEOUS
        -------------

     a)  LOSS  OF  WARRANT.  In  the  event  of  the loss, theft, destruction or
         -----------------
mutilation of this Warrant Agreement, the Company shall execute and deliver a new Warrant in exchange for and upon the surrender and cancellation of such mutilated or defaced Warrant.

          If the Warrant Agreement was lost or stolen, the Company may, at its Option, as a condition to the execution and delivery of a new Warrant Agreement, require that the Holder produce satisfactory indemnity to the Company. The Holder may be required to post a surety bond to protect the Company from conflicting claims.

     a)   RECORD  OWNER.  At  the time this Warrant is surrendered for exercise,
          -------------
          together with the completed Form of Exercise and the monetary consideration required, the person so exercising shall be deemed to be the Holder of record, notwithstanding that the stock transfer books of the Company shall then be closed, or that certificates representing such securities shall be actually delivered to such person.

     b)   FRACTIONAL  SHARES.  No fractional  shares  shall  be issued under any
          ------------------
          circumstances. The Holder may elect to remit additional funds to obtain the next full share, or the Company may reimburse the Holder for such fractional amount. In no event shall the Company issue more shares than were duly registered in accordance with the federal and state securities laws, or to which an exemption there from applies.

     c)   NOTICES. All notices required hereunder shall be in writing, delivered
          -------
          by certified, registered or express mail, return receipt requested, to the address of record, of the party being noticed. All time periods to be determined under notice shall be so counted from the actual date of mailing.

     e)   BEST  EFFORTS.  In  the  event  that a registration is undertaken, the
          -------------
          Company agrees to use its best efforts to assure that the Warrants and the underlying shares are included therein on a timely basis.

     f)   STOCK  ISSUANCE  TAXES. The Company shall bear full responsibility for
          ----------------------
          payment of any federal or state stock issuance taxes, which may be required.

     g)   TRANSFER  RESTRICTIONS.  This  Warrant,  and  its underlying shares of
          ----------------------
          common stock have not been registered under the Act. Accordingly, this Warrant Agreement, including replacements, shall bear the following legend upon its face:

                          TRANSFER RESTRICTION NOTICE.

This Warrant, and the securities issuable upon its exercise (in whole or in part) have not been registered under the Securities Act of 1933, as amended (the
Act), nor the securities laws of any other jurisdiction, and may not be sold, transferred or otherwise disposed of unless:

     i) an appropriate S.E.C. Registration Statement covering the Warrants and underlying securities is in effect; or

     ii) Company counsel is satisfied that such registration is not than required and that this Warrant and the underlying securities may be sold, transferred or otherwise disposed of in the manner contemplated without registration under the Act.

     A duly executed and completed Form Of Assignment must accompany all Warrants presented for transfer. Prior to the effectiveness of any future registration statement covering this Warrant Agreement, the Company may accept or reject such transfer attempt, based upon its counsel's opinion as to whether or not such an event may take place in the absence of an effective registration.

In case of rejection, the Company shall not have any legal obligation to effectuate such transfer.

a) ENTIRE BINDING AGREEMENT.  This  agreement  represents  the  entire agreement
   ------------------------
     between the two parties. No change, alteration, or other modification hereof may be made except by a further written agreement, duly executed by the parties hereto. No oral agreement or understanding, express or implied, shall invalidate, empower or affect this written Agreement. By acceptance of this Warrant Agreement, the Holder agrees to be bound by all of its terms and conditions.

i) INTERPRETIVE LAW.  This  Warrant Agreement shall be governed by and construed
   ----------------
     in accordance with the laws of the State of Nevada. In the event of a controversy arising herefrom, it is agreed and consented to that jurisdiction and venue of the courts of the State of Nevada.

j) EXPIRATION DATE.  This  Warrant  expires  at 5.00 P.M. (Eastern Time) 5 years
   ---------------
     from the date of grant indicated above. In the event that the Holder demands registration (paragraph 2 above) of the Warrant and the underlying shares, this Warrant Agreement shall not terminate until the expiration of six (6) months from the effective date of such registration, or upon the exercise hereof, which ever occurs first. The purpose of this provision is to assure that the Holder does not suffer the loss of the right to exercise hereunder from a delay in the effectiveness of a registration, for any reason.

     IN WITNESS WHEREOF, THE Company, by its duly authorized officer has executed this Warrant on the 15th day of October 2001.

By:  /s/  Karla J. Arnot
    --------------------------------
Name:  Karla J. Arnot
     -------------------------------
Title: VP ADMIN & AST CORP SEC
      ------------------------------
Date: 10/15/01
     -------------------------------

                                                                       EXHIBIT A


                              FORM OF SUBSCRIPTION
                   (To be signed only on exercise of Warrant)



TO: A1 INTERNET.COM, INC.

The undersigned, the Holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder, ____________ shares of Warrant Stock of A1 INTERNET.COM, INC. and herewith makes payment of $_________ therefore by [delivery of a check in such amount] [hereby instructing A1
INTERNET.COM, INC. to deduct from the enclosed Warrant a number of shares of Warrant Stock having an aggregate Fair Market Value equal to $______ as of the date hereof, which amount represents the Purchase Price for the shares for which the within Warrant is hereby exercised, and which is equal to ___ shares of Warrant Stock], and requests that the certificates for such shares be issued in the name of, and delivered to _______________________________ whose address is

_______________________________________________________________________________


Dated:


                              /s/  Bruce Bertman
                              -----------------------------------------
                              (Signature must conform to name of Holder as
                              specified on the face of the Warrant)


                              -----------------------------------------
                                            (Address)

                                                                       Exhibit B

                         FORM OF TRANSFEROR ENDORSEMENT
                   (To be signed only on transfer of Warrant)

          For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Warrant to purchase the percentage and number of shares of Warrant Stock of A1 Internet.com, Inc. to which the within Warrant relates specified under the headings "Percentage Transferred" and "Number Transferred," respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of A1 Internet.com, Inc. with full power of substitution in the premises.

     Transferees          Percentage  Transferred              Number
     -----------          -----------------------            Transferred
                                                             -----------

---------------------  -----------------------------  --------------------------

---------------------  -----------------------------  --------------------------

---------------------  -----------------------------  --------------------------

---------------------  -----------------------------  --------------------------


Dated                   ,  200
     ------------------       ---------



/s/  Bruce Bertman
-----------------------------------------
(Signature must conform to name of Holder
As specified on the face of the Warrant)

Signed  in  the  presence  of:


----------------------------------------------
(Name)
(Address)

ACCEPTED AND AGREED:

[TRASNFEREE]

----------------------------------------------
(Address)


----------------------------------------------